UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): July 27, 2005

RBS GLOBAL, INC.	REXNORD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)	(Exact Name of Registrant as Specified in Its Charter)

Delaware	Delaware
(State of Incorporation or Organization)	(State of Incorporation or Organization)

333-102428	033-25967-01
(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 Greenfield Avenue, Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(ZIP Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

(a)  On July 27, 2005, the Board of Directors of RBS Global, Inc. approved and adopted Amendment No. 4 (the “Amendment”) to the Stock Option Plan of RBS Global, Inc. (the “Plan”).  The Plan was amended to increase the aggregate number of shares of common stock which may be issued pursuant to the exercise of options granted pursuant to the Plan from 277,399 to 413,112.  A copy of the Amendment is attached hereto as Exhibit No. 10.1.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description

10.1	Amendment No. 4 to the Stock Option Plan of RBS Global, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 2nd day of August 2005.

REXNORD CORPORATION

BY:	/s/ Thomas J. Jansen
Thomas J. Jansen
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 2nd day of August 2005.

RBS GLOBAL, INC.

BY:	/s/ Thomas J. Jansen
Thomas J. Jansen
Chief Financial Officer